UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

June 18, 2019

Date of Report (Date of Earliest Event Reported)

The Chemours Company

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36794	46-4845564
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
Of Incorporation)	File Number)	Identification No.)

1007 Market Street

Wilmington, Delaware, 19801

(Address of principal executive offices)

Registrant’s telephone number, including area code: (302) 773-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on Which Registered
Common Stock ($.01 par value)	CC	New York Stock Exchange

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 18, 2019, The Chemours Company (“Chemours”) announced that Erin N. Kane was appointed to the Chemours board of directors. The appointment, which is effective immediately, increases the size of the board of directors to nine members with eight of those members qualifying as independent under the listing standards of the New York Stock Exchange and Chemours’ Corporate Governance Guidelines.

Ms. Kane, age 42, has been President and Chief Executive Officer and a director of AdvanSix since its spin-off from Honeywell on October 1, 2016. Prior to joining AdvanSix, Ms. Kane served as Vice President and General Manager of Honeywell Resins and Chemicals since October 2014. She joined Honeywell in 2002 as a Six Sigma Blackbelt of Honeywell’s Specialty Materials business. In 2004, she was named Product Marketing Manager of Honeywell’s Specialty Additives business. From 2006 until 2008, Ms. Kane served as Global Marketing Manager of Honeywell’s Authentication Technologies business, and in 2008 she was named Global Marketing Manager of Honeywell’s Resins and Chemicals business. In 2011, she was named Business Director of Chemical Intermediates of Honeywell’s Resins and Chemicals business. Prior to joining Honeywell, Ms. Kane held Six Sigma and process engineering positions at Elementis Specialties and Kvaerner Process.

There are no arrangements or understandings between Ms. Kane and any other persons in connection with her appointment. Ms. Kane does not have any family relationships with any executive officer or director of Chemours and she is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. Ms. Kane has not yet been appointed to any committees of the board of directors.

Ms. Kane will receive compensation as a non-employee director in accordance with the non-employee director compensation practices described in Chemours’ Annual Proxy Statement filed with the Securities and Exchange Commission on March 14, 2019. Chemours and Ms. Kane will enter into Chemours’ standard form of indemnification agreement filed as Exhibit 10.28 to Chemours’ Annual Report on Form 10-K for the year ended December 31, 2015 filed with the Securities and Exchange Commission on February 25, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CHEMOURS COMPANY

By:	/s/ Sameer Ralhan
Sameer Ralhan
Senior Vice President, Chief Financial
Officer, and Treasurer

Date:	June 18, 2019